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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)        February 22, 2001
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                              Gart Sports Company
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

      000-23515                                            84-1242802
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(Commission File Number)                       (IRS Employee Identification No.)

1001 Lincoln Avenue, Denver, Colorado                                80203
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code        (303) 861-1122
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

        On February 22, 2001, Gart Sports Company ("Gart Sports") and Oshman Sporting Goods, Inc. ("Oshman's") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 21, 2001, by and among Oshman's, Gart Sports and GSC Acquisition Corp., a wholly owned subsidiary of Gart Sports ("Merger Sub"). Upon the terms and subject to the conditions set forth in the Merger Agreement, Oshman's will merge with and into Merger Sub and will become a wholly owned subsidiary of Gart Sports. Pursuant to the Merger Agreement and subject to certain adjustments set forth therein, stockholders of Oshman's will receive $7.00 in cash and 0.55 shares of Gart Sports common stock for each share of Oshman's common stock. Gart Sports will account for the transaction as a purchase. The transaction is subject to customary conditions including the approval of the merger by Oshman's stockholders, the approval of the issuance of Gart Sports common stock to the Oshman's stockholders by the stockholders of Gart Sports, termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the effectiveness of a registration statement for the shares of Gart Sports common stock to be issued in the transaction. A copy of the Merger Agreement is attached hereto as Exhibit 2.2.

        Mr. Alvin Lubetkin, Ms. Marilyn Oshman and other Oshman's stockholders who collectively beneficially own approximately 50% of the outstanding common stock of Oshman's have agreed to vote their shares in favor of the transaction. A copy of the forms of voting agreements are attached hereto as Exhibit 99.1 and
Exhibit 99.2.

        Green Equity Investors, L.P., an affiliate of Leonard Green & Partners, L.P., which beneficially owns approximately 64% of the outstanding common stock of Gart Sports, has agreed to vote its shares in favor of the issuance of Gart Sports common stock to Oshman's stockholders in the transaction. A copy of the form of voting agreement is attached hereto as Exhibit 99.3.

        A copy of the form of Registration Rights Agreement, to be entered into by and among Gart Sports and certain Oshman's stockholders, is attached hereto as Exhibit 99.4.

        A copy of the press release issued by Gart Sports on February 22, 2001, announcing the transactions contemplated by the Merger Agreement, is attached hereto as Exhibit 99.5.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)     Financial Statements:

                Not required.

        (b)     Pro Forma Financial Information:

                Not required.

        (c)     Exhibits:

          2.2 Agreement and Plan of Merger, dated as of February 21, 2001, by and among Oshman's Sporting Goods, Inc., Gart Sports Company and GSC Acquisition Corp.

          99.1 Form of Voting Agreement, dated as of February 21, 2001, between GSC Acquisition Corp., Gart Sports Company and Marilyn Oshman, individually and as a trustee, Karen Desenberg, individually and as a trustee, and Alvin Lubetkin, as stockholders of Oshman's Sporting Goods, Inc.
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          99.2  Form of Voting Agreement, dated as of February 21, 2001, among
                GSC Acquisition Corp., Gart Sports Company and Judy Margolis, individually and as a trustee, the Judy Deanna Oshman Trust and the Marilyn Joy Oshman Trust, as stockholders of Oshman's Sporting Goods, Inc.

          99.3 Form of Voting Agreement, dated as of February 21, 2001, between Oshman's Sporting Goods, Inc. and Green Equity Investors, L.P.

          99.4 Registration Rights Agreement, to be entered into by and among Gart Sports Company and certain stockholders of Oshman's Sporting Goods, Inc.

          99.5 Press Release entitled "Gart Sports Signs Definitive Agreement to Acquire Oshman's Sporting Goods," dated February 22, 2001.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Gart Sports Company
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                                       (Registrant)

Date: February 28, 2001         By: /s/ THOMAS T. HENDRICKSON
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                                    Thomas T. Hendrickson
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer (Principal Financial
                                    and Accounting Officer)